Exhibit 99.2
 1  This presentation and other written or oral statements made from time to time by representatives of Digital Power Corporation contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934.   Forward-looking statements reflect the current view about future events.  Statements that are not historical in nature, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward-looking statements.  Such statements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook.  Forward-looking statements are based on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed.  We caution you therefore against relying on any of these forward-looking statements.  These risks and uncertainties include those risk factors discussed in Part I, “Item 1A.  Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 Annual Report”) and other information contained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s website (www.sec.gov).  Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the 2016 Annual Report.  Should one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  We cannot guarantee future results, levels of activity, performance or achievements.  Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.   Safe Harbor  Disclaimers

 2  All forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.  Forecasts    Disclaimers (continued)

 1  January 2017  INTENTIONALCapital Partners    Super CryptoBusiness view    Super CryptoA subsidiary of DPW Holdings

 Agenda  2  Introduction – Milton Todd Ault IIIMeet the CEO – Darren MagotSuper Crypto Mining Inc. “Super Crypto” Overview -Super Crypto Mining -Super Crypto Power -Super Miner Questions and Answers

 Darren Magot - CEO  3  Mr. Magot has over 30 years of experience in Business Development, Financial Management, and Sales Management with companies in both the private and public sector. For the last 5 years Mr. Magot has been specifically focused on innovation of new technology and products with some of the largest Fortune 500 companies in the world. This mix of skills serves the organization well as Mr. Magot creates a team that will support the aggressive growth opportunities within the Super Crypto family of companies. Mr. Magot has a Finance Degree from California State University in Chico and resides in Orange County, California.

 Super Crypto - Who we are   4  We are a subsidiary of DPW Holdings focused on innovating in the diverse and rapidly expanding Crypto Currency space. We are intentionally a diversified family of companies focused on delivering the tools “picks and shovels” as a way of ensuring long term stability and maximizing overall success. Super Crypto Mining, Inc “Super Crypto” is the parent company overseeing a network of companies catering to key opportunities in the space: Super Crypto Mining Super Crypto PowerSuper Miner

 5  We hope to become a leader in the mining of the top Crypto Currencies and are on pace to achieve our immediate goal of having 10,000 active mining machines by the end of 2018. Because we are miners we are deeply engaged in understanding the nature of our ever changing marketplace, and for this reason we take a diversified approach employing a Continuous Process Improvement model. We consider all types of mining within both ASIC and GPU and encourage the development of new technologies with our sister company Coolisys Technologies, which has over 40 years of power supply experience that we believe gives us a signicant market advantage. Additionally, we are actively exploring power generation including alternative energy, green technology, hydroelectric, solar, and wind to support our mining network.

 6  Cloud Mining – As we secure global mining locations for our mining machines we are also securing space to support or future Cloud Mining operation. Cloud Mining is the process of  mining utilizing a remote datacenter with shared processing power. This type of cloud mining enables users to mine alternative cryptocurrencies without managing the hardware. We see this as a value added offering where we sell hashing power, thus providing our clients with a US based crypto currency mining opportunity. We anticipate beginning by offering cloud mining opportunities with Bitcoin and Bitcoin Cash and eventually offering various altcoins over time.

 7  Super Crypto Power brings the next generation of power supplies specifically tailored for the crypto mining space. Developed by the proven engineering teams within Coolisys Technologies and its many years of experience in the power supply business. Super Crypto Power supplies our Super Crypto Mining business with power solutions, and also offers the market diverse forward thinking solutions, including power supplies with more power and advanced features including web access for monitoring operating efficiencies and remote reboot features. We are focused on our goal of making our clients more powerful, efficient, and therefore more profitable.

 Super Miner  8  As Super Crypto Power is focused on next generation power supplies, Super Miner will be a much needed source for mining machines. Our teams through Coolisys Technologies are already in the design and sourcing stages of the process as we work to supply the demand from Super Crypto Mining and to meet overwhelming customer demand for these products outside of our family of companies. More to come in 2018!

 9  We leverage our family of companies to be more efficient and thereby more competitive than our competition. We are a forward looking company that is positioned to be able to better predict market needs than others because we are miners, engineers, custom solutions designers, and experts in power supplies (for over 40 years). We recognize that our market is evolving and we are the leaders in that evolution. We are deeply engaged in the space as we drive innovation and meet developing needs to help ensure mainstream adoption.Cloud based mining solutions connect us to consumers at every level. We make crypto mining possible for everyone.   Super Crypto - Vision

 Agenda  10  Q&AThank you for your time today. After the call you will receive a survey asking for your feedback. Please know that we take your feedback seriously and appreciate you taking the time to help us improve.